UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 02, 2004
               (Date of Report)(Date of Earliest Event Reported)


                            ORDERPRO LOGISTICS, INC.
             (Exact name of Registrant as Specified in its charter)


       State of Nevada                                    86-0991130
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                       7400 North Oracle Road - Suite 162
                              Tucson, Arizona 85704
                    (Address of Principal Executive Offices)


                                  520-575-5745
          (Telephone number, including area code, of agent for service)
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ITEM 5. OTHER EVENTS

See press release attached as Exhibit 99 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Exhibits

    99.1 Press release dated August 02, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 02, 2004


OrderPro Logistics, Inc.


By: /s/ Jeffrey M. Smuda
   ------------------------------
   Jeffrey M. Smuda
   President and Chief Executive Officer

                                 EXHIBITS INDEX


Exhibit Number                          Description
--------------                          -----------

   99.1                      Press release, dated August 02, 2004